Exhibit 99.1

Friday, June 25, 2021
Eastern Gas Transmission and Storage Announces Early Tender Date Results

Results are with respect to Exchange Offers for, and Eastern Energy Gas Holdings Announces Consent Solicitation Results in respect of, Certain Outstanding Notes Previously Issued by Eastern Energy Gas Holdings
Richmond, Virginia – Eastern Gas Transmission and Storage, Inc. (“EGTS”) and Eastern Energy Gas Holdings, LLC (“EEGH”) today announced the results as of 5:00 p.m., New York City time, on June 24, 2021 (such date and time, the “Early Tender Time”) of (i) EGTS’ previously disclosed offers to all Eligible Holders (as defined in the Exchange Offer Memorandum (as defined below)) to exchange (the “Exchange Offers”) certain notes previously issued by EEGH listed in the table below (together, the “Existing EEGH Notes”) for up to $1.6 billion aggregate principal amount (the “Maximum Exchange Amount”) of certain new notes to be issued by EGTS (collectively, the “New EGTS Notes”), and (ii) EEGH’s solicitation of consents to amend the indentures governing the Existing EEGH Notes (the “Consents” and, such solicitations, the “Consent Solicitations”), as further described below, pursuant to the terms and subject to the conditions set forth in a confidential exchange offer memorandum and consent solicitation statement, dated as of June 11, 2021 (the “Exchange Offer Memorandum”).
The Exchange Offers and Consent Solicitations commenced on June 11, 2021. Subject to the Maximum Exchange Amount, proration terms and other terms set forth in the Exchange Offer Memorandum, the amounts of each series of Existing EEGH Notes that have been accepted in the Exchange Offers were determined in accordance with the acceptance priority levels set forth in the table below (the “Acceptance Priority Levels”), with Acceptance Priority Level 1 being the highest Acceptance Priority Level and Acceptance Priority Level 9 being the lowest Acceptance Priority Level. Since the aggregate principal amount of Existing EEGH Notes that were validly tendered and not withdrawn prior to the Early Tender Time would, if accepted, cause the Maximum Exchange Amount to be exceeded, EGTS has determined to only accept for purchase 100% of the Existing EEGH Notes validly tendered and not validly withdrawn as of the Early Tender Time for the respective series of such Notes listed in the table below at Acceptance Priority Levels 1-3 and 5 and a portion of the Existing EEGH Notes in the table below at Acceptance Priority Level 6. No Existing EEGH Notes listed in the table below at Acceptance Priority Level 4 have been tendered in the applicable Exchange Offer.
Since tenders of the Existing EEGH 3.600% Senior Notes due 2024, listed in the table below at Acceptance Priority Level 6, were oversubscribed, EGTS is accepting such Notes only on a prorated basis. The aggregate principal amount of each holder’s validly tendered Existing EEGH 3.600% Senior Notes due 2024 accepted was determined by multiplying the aggregate principal amount of such Notes validly tendered by such holder by a proration factor of approximately 0.33, and rounding the product down to the nearest $1,000 principal amount in excess of the applicable minimum authorized denomination. If the principal amount of such Existing EEGH 3.600% Senior Notes due 2024 returned to a holder as a result of proration results in less than the minimum authorized denomination for such Notes being returned to such holder, EGTS will either accept all or reject all of the amount tendered by such holder. No additional cash consideration will be paid in lieu of any amount of New EGTS Notes not received as a result of rounding.
EGTS will not accept for purchase any of the Existing EEGH Notes validly tendered and not validly withdrawn for the series of Notes listed in the table below at Acceptance Priority Levels 7–9.
The tendered Existing EEGH Notes not accepted for purchase will be promptly credited after the Early Tender Time to the account of the registered holder of such Notes with the applicable clearing systems. No additional Existing EEGH Notes will be accepted after the Early Tender Time and prior to the expiration of the Exchange Offers on July 9, 2021.
The following table presents the principal amount of each series of Existing EEGH Notes that have been validly tendered and not withdrawn as of the Early Tender Time, the aggregate principal amount of such Notes to be accepted for purchase, the early tender notes consideration and the early tender premium to be paid in respect of each $1,000 principal amount of such Notes which are accepted for purchase:

Title of Existing EEGH Notes	CUSIP / ISIN	Acceptance Priority Level	Early Tender Notes Consideration(1)	Early Tender Premium(1)	Principal Amount Tendered	Principal Amount Accepted for Purchase
Existing EEGH 3.900% Senior Notes due 2049	257375AQ8 / US257375AQ86	1	$1,000 principal amount of New EGTS 3.900% Senior Notes due 2049	$1.00 in cash	$273,667,000	$273,667,000
Existing EEGH 4.600% Senior Notes due 2044	257375AJ4 / US257375AJ44	2	$1,000 principal amount of New EGTS 4.600% Senior Notes due 2044	$1.00 in cash	$443,678,000	$443,678,000
Existing EEGH 4.800% Senior Notes due 2043	257375AF2 / US257375AF22	3	$1,000 principal amount of New EGTS 4.800% Senior Notes due 2043	$1.00 in cash	$345,944,000	$345,944,000
Existing EEGH 3.800% Senior Notes due 2031	— / XS1418789563	4	$1,000 principal amount of New EGTS 3.800% Senior Notes due 2031	$1.00 in cash	$0	$0
Existing EEGH 3.000% Senior Notes due 2029	257375AP0 / US257375AP04	5	$1,000 principal amount of New EGTS 3.000% Senior Notes due 2029	$1.00 in cash	$425,807,000	$425,807,000
Existing EEGH 3.600% Senior Notes due 2024	257375AH8 / US257375AH87	6	$1,000 principal amount of New EGTS 3.600% Senior Notes due 2024	$1.00 in cash	$332,988,000	$110,883,000
Existing EEGH 2.500% Senior Notes due 2024	257375AN5 / US257375AN55	7	$1,000 principal amount of New EGTS 2.500% Senior Notes due 2024	$1.00 in cash	$454,252,000	$0
Existing EEGH 3.550% Senior Notes due 2023	257375AE5 and 257375AB1 / US257375AE56 and US257375AB18	8	$1,000 principal amount of New EGTS 3.550% Senior Notes due 2023	$1.00 in cash	$296,674,000	$0
Existing EEGH 2.875% Senior Notes due 2023	257375AL9 and U25504AE8 / US257375AL99 and USU25504AE88	9	$1,000 principal amount of New EGTS 2.875% Senior Notes due 2023	$1.00 in cash	$0	$0

(1)For each $1,000 principal amount of Existing EEGH Notes validly tendered at or before the Early Tender Time, not validly withdrawn and accepted for exchange.
Concurrently with the Exchange Offers, EEGH issued Consent Solicitations to adopt certain proposed amendments (the “Proposed Amendments”) to the indentures governing the respective Existing EEGH Notes (as supplemented for each particular series of Existing EEGH Notes, the “Existing EEGH Notes Indentures”). The purpose of the Proposed Amendments is to eliminate certain events of default, modify covenants regarding mergers and consolidations, and modify or eliminate certain other provisions, including certain provisions relating to liens and defeasance, contained in the Existing EEGH Notes Indentures and the Existing EEGH Notes.

Based on the Existing EEGH Notes tendered which EGTS has determined to accept, as indicated in the table above, EEGH intends to execute a supplement to the applicable Existing EEGH Notes Indenture (the “Supplemental Indenture”) with respect to the EEGH 3.900% Senior Notes due 2049, the EEGH 4.600% Senior Notes due 2044, the EEGH 4.800% Senior Notes due 2043 and the EEGH 3.000% Senior Notes due 2029 as Consents from holders of a majority of the outstanding aggregate principal amount of each such series of Existing EEGH Notes were received and the amount of Existing EEGH Notes purchased of each such series is not subject to proration under the Exchange Offers. No other Existing EEGH Notes Indentures will be amended in connection with the Exchange Offers and Consent Solicitations. The Supplemental Indenture will be entered into, and become effective, on or promptly after June 30, 2021 (the “Early Settlement Date”) following EGTS’ acceptance of the EEGH 3.900% Senior Notes due 2049, the EEGH 4.600% Senior Notes due 2044, the EEGH 4.800% Senior Notes due 2043 and the EEGH 3.000% Senior Notes due 2029 which, as of the Early Tender Time, have been validly tendered and not validly withdrawn pursuant to the Exchange Offers.
Eligible Holders who validly tendered and did not validly withdraw their Existing EEGH Notes at or prior to the Early Tender Time and whose Notes have been accepted for purchase, will receive, in exchange for each $1,000 principal amount of Existing EEGH Notes validly tendered and not validly withdrawn, the applicable consideration as set forth in the table above under the heading “Early Tender Notes Consideration” (the “Early Tender Notes Consideration”) and the premium set forth in the table above under the heading “Early Tender Premium” (the “Early Tender Premium” and, together with the Early Tender Notes Consideration, the “Early Tender Consideration”).
The Early Tender Consideration for validly tendered Existing EEGH Notes which have been accepted by EGTS will be paid on the Early Settlement Date. No accrued and unpaid interest will be paid on the Existing EEGH Notes in connection with the Exchange Offers. Holders of Existing EEGH Notes that are accepted for exchange will be deemed to have waived the right to receive any payment from EEGH for interest accrued from the date of the last interest payment date for their Existing EEGH Notes. However, the first interest payment for the New EGTS Notes issued in the exchange will include interest from the most recent interest payment date for such corresponding tendered Existing EEGH Note on the principal amount of such New EGTS Notes. The total consideration described in the table above will only be paid to holders of tendered Existing EEGH Notes to the extent that EGTS accepts such Notes for purchase, subject to certain conditions described in the Exchange Offer Memorandum.
Eligible Holders of Existing EEGH Notes that tendered such Existing EEGH Notes which are accepted for purchase by EGTS are deemed to have given Consent to the Proposed Amendments (in respect of the applicable series of Existing EEGH Notes tendered). Withdrawal rights with respect to the Existing EEGH Notes and Consents delivered expired at 5:00 p.m., New York City time, on June 24, 2021.
Payment for the Existing EEGH Notes that were validly tendered and not validly withdrawn prior to the Early Tender Time and which have been accepted by EGTS will be made on the date referred to as the “Early Settlement Date”. The Early Settlement Date for the validly tendered Existing EEGH Notes that are accepted for payment is expected to be on June 30, 2021.
This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the Exchange Offer Memorandum and only to such persons and in such jurisdictions as is permitted under applicable law. The New EGTS Notes were offered in reliance on exemptions from registration under the Securities Act of 1933, as amended. The New EGTS Notes have not been registered under the Securities Act, or any other applicable securities laws and, unless so registered, the new notes may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account of any U.S. person, except pursuant to an exemption from the registration requirements thereof.
About EGTS and EEGH
EGTS operates an interstate natural gas transmission pipeline, consisting of approximately 3,900 miles of natural gas transmission, gathering and storage pipelines across six states in or adjoining the Mid-Atlantic region. EGTS’s extensive pipeline system, which is interconnected with many interstate and intrastate pipelines in the national pipeline grid system, is well-positioned as a critical link between the Marcellus and Utica supply basins and key demand markets in the Northeast and Mid-Atlantic regions. EGTS serves a broad mix of customers, including utilities, electric power generators, commercial and industrial users, producers and marketers of natural gas, and interstate and intrastate pipelines.
EEGH owns, among other things, 100% of the outstanding common stock of EGTS. EEGH files reports pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended, and a description of its business is contained in such reports.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This press release and the Exchange Offer Memorandum referred to herein contain statements that do not directly or exclusively relate to historical facts. These statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements can typically be identified by the use of forward-looking words, such as “will”, “may,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “intend,” “potential,” “plan,” “forecast” and similar terms. These statements are based upon the current intentions, assumptions, expectations and beliefs of EEGH and EGTS and are subject to risks, uncertainties and other important factors. Many of these factors are outside the control of EEGH and EGTS and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others:
•general economic, political and business conditions, as well as changes in, and compliance with, laws and regulations, including income tax reform, and reliability and safety standards, affecting the operations of EGTS or related industries;
•changes in, and compliance with, environmental laws, regulations, decisions and policies that could, among other items, increase operating and capital costs, reduce facility throughput, accelerate facility retirements or delay facility construction or acquisition;
•the outcome of general rate cases, regulatory rate reviews and other proceedings conducted by the Federal Energy Regulatory Commission or other governmental and legal bodies, and the ability of EGTS to recover costs through rates in a timely manner;
•changes in economic, industry, competition or weather conditions, as well as demographic trends and new technologies, that could affect customer growth and usage, natural gas supply or the ability of EGTS to obtain long-term contracts with customers and suppliers;

•performance, availability and ongoing operation of the facilities of EGTS due to the impacts of market conditions, outages and repairs, weather and operating conditions;
•the effects of catastrophic and other unforeseen events, which may be caused by factors beyond the control of EGTS or by a breakdown or failure of the operating assets of EGTS, including severe storms, floods, fires, earthquakes, explosions, landslides, litigation, wars, terrorism, pandemics (including potentially in relation to the novel coronavirus (“COVID-19”)), embargoes and cyber security attacks, data security breaches, disruptions, or other malicious acts;
•the financial condition, creditworthiness and operational stability of significant customers and suppliers of EGTS;
•changes in the business strategy or development plans of EGTS;
•availability, terms and deployment of capital, including reductions in demand for debt securities and other sources of debt financing and volatility in interest rates;
•changes in the credit ratings of EGTS;
•the impact of certain contracts used to mitigate or manage volume, price and interest rate risk, including increased collateral requirements, and changes in commodity prices, interest rates and other conditions that affect the fair value of certain contracts;
•the impact of inflation on costs and the ability of EGTS to recover such costs in regulated rates; increases in employee healthcare costs;
•the impact of investment performance, certain participant elections such as lump sum distributions and changes in interest rates, legislation, healthcare cost trends, mortality and morbidity on pension and other postretirement benefits expense and funding requirements;
•unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future facilities and infrastructure additions;
•the availability and price of natural gas in applicable geographic regions and demand for natural gas supply;
•the impact of new accounting guidance or changes in current accounting estimates and assumptions on the financial results of EGTS; and
•other business or investment considerations that may be disclosed from time to time in the Exchange Offer Memorandum or in other publicly disseminated written documents.
Further details of the potential risks and uncertainties affecting EGTS are described in the Exchange Offer Memorandum, including the “Risk Factors” section and other discussions contained in the Exchange Offer Memorandum. Neither EGTS nor EEGH undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing factors should not be construed as exclusive.